FOURTH AMENDMENT AND CONSENT, dated as of July 29, 1996
(this "Amendment and Consent"), to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended pursuant to the First Amendment thereto dated as of December 22, 1995, the Second Amendment thereto dated as of February 9, 1996, the Third Amendment thereto dated as of May 13, 1996 and this Amendment and Consent, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").



                      W I T N E S S E T H :



          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders and the Agent agree to amend the Credit Agreement in the manner provided for herein;

          WHEREAS, the Borrower has also requested that the Agent and the Lenders consent to the transfer by the Borrower of the assets used in its cellular communications business (the
"Cellular Assets") to Audiovox Communications Corp., a Delaware corporation and a wholly-owned Subsidiary of the Borrower
("Communications"); and

          WHEREAS, the Agent and the Lenders are willing to agree to the requested amendments and consents, but only on, and subject to, the terms and conditions hereof;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein
(and in the recitals hereto) as defined terms are so used as so defined.

          2. Consent. Notwithstanding the provisions of subsections 9.5 and 9.6 of the Credit Agreement, the Agent and the Lenders hereby consent to the transfer by the Borrower of the Cellular Assets to Communications pursuant to agreements and other documents in form and substance reasonably satisfactory to the Agent.

          3. Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by deleting in its entirety the first sentence of the definition of "Borrowing Base" and substituting in lieu thereof the following new sentence:

          on any date of determination thereof, the sum of (a) 75% of the aggregate amount of Eligible Accounts of the Borrower and its consolidated Domestic and Canadian Subsidiaries on such date of determination and (b) the lesser of (i) 20% of the aggregate amount of Eligible Inventory of the Borrower and its consolidated Domestic and Canadian Subsidiaries on such date of determination and (ii) $15,000,000.

          (b) by adding a new definition in the proper alphabetical order to read in its entirety as follows:

               "Net Worth Adjustment Amount": at any time, an amount equal to 50% of the aggregate gain (calculated on a pre-tax basis) realized by the Borrower and its Subsidiaries subsequent to July 29, 1996 in respect of the sale of the Capital Stock of any Person (including, but not limited to, CellStar, but excluding the Borrower or any of its Subsidiaries).

          (c) by deleting in its entirety the definition of "Termination Date" contained therein and substituting in lieu thereof the following new definition in the proper alphabetical order:

               "Termination Date":  February 28, 1998.

          4. Amendment of Subsection 9.1. Subsection 9.1 of the Credit Agreement is hereby amended as follows:

          (a) by deleting paragraph (a) thereof in its entirety and substituting in lieu thereof the following new paragraph:

               (a) Maintenance of Pre-Tax Income. Permit (i) Consolidated Pre-Tax Income for (A) the period of two consecutive fiscal quarters ending May 31, 1996 or May 31, 1997 to be less than $1,500,000, (B) the period of two consecutive fiscal quarters ending November 30, 1996 or November 30, 1997, to be less than $2,500,000 or (C) any fiscal year to be less than $4,000,000, (ii) a Consolidated Pre-Tax Loss to occur in any two consecutive fiscal quarters or (iii) a Consolidated Pre-Tax Loss in excess of $500,000 to occur in any fiscal quarter.

          (b) by deleting paragraph (b) thereof in its entirety and substituting in lieu thereof the following new paragraph:

               (b)  Maintenance of Net Worth.  Permit
          Consolidated Adjusted Net Worth to be less than (i) at any time prior to November 30, 1996, the sum of (A) $86,000,000 and (B) the Net Worth Adjustment Amount at such time, (ii) at any time on or after November 30, 1996 but prior to November 30, 1997, the sum of (A) $88,500,000 and (B) the Net Worth Adjustment Amount at such time or (iii) at any time thereafter, the sum of
          (A) $91,000,000 and (B) the Net Worth Adjustment Amount at such time.

          5. Reduction in Commitments; Assignment and Transfer; Amendment to Schedule I. (a) Effective upon receipt by the Lenders of the amounts described in paragraph (b) below, (i) the aggregate Commitments of the Lenders shall be reduced to $75,000,000 and (ii) after giving effect to such reduction, each Lender hereby irrevocably sells, assigns and transfers to each other Lender such portion (if any) of such Lender's Commitment and presently outstanding Loans and other amounts owing to such Lender under the Credit Agreement and the Notes, together with all instruments, documents and collateral security pertaining thereto, such that after giving effect to such sale, assignment and transfer, the Commitments and the Commitment Percentages of the Lenders shall be as set forth on Schedule A hereto. In connection with the foregoing assignments and transfers and subject to the terms and conditions hereof, the Borrower, the Lenders and the Agent hereby agree that Schedule I to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule to read in its entirety as set forth in Schedule A hereto.

          (b) Each Lender agrees to advance to the Agent on the Effective Date the amount set forth opposite its name under the heading "Advanced Amount" on Schedule B hereto and, to the extent the same is received, the Agent shall forward to each Lender the amount set forth opposite its name under the heading "Repaid Amount" on Schedule B hereto.

          (c) All principal payments that would otherwise be payable from and after the Effective Date to or for the account of the Lenders pursuant to the Credit Agreement and the Notes shall, instead, be payable to or for the account of the Lenders in accordance with their respective interests as reflected in Schedule A hereto.

          (d) All interest, fees and other amounts that would otherwise accrue for the account of the Lenders from and after the Effective Date shall, instead, accrue for the account of, and be payable to, the Lenders in accordance with their respective interests as reflected in Schedule A hereto.

          (e) Each Lender agrees that, at any time and from time to time upon the written request of any other Lender, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the sale, assignment and transfer set forth in this Section 5.

          6. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

          7.   Effectiveness.  (a)  This Amendment and Consent
(other than Section 2) shall become effective as of the date (the
"Effective Date") first written above upon satisfaction of the following conditions precedent:

          (i) receipt by the Agent of counterparts of this Amendment and Consent duly executed by the Borrower, the Lenders and the Agent;

          (ii) receipt by the Agent, with a copy for each Lender, of a satisfactory legal opinion of counsel to the Borrower and the Subsidiaries covering the applicable matters set forth in Exhibit A to this Amendment and Consent;

          (iii) receipt by the Agent, for the account of each Lender whose Commitments have changed as a result of this Amendment and Consent, of duly executed Note(s) reflecting such changed Commitments substantially in the form of Exhibit A to the Credit Agreement; and

          (iv) receipt by the Agent of the fees required to be paid in connection with this Amendment and Consent pursuant to the Fee Letter, dated July 29, 1996, from the Agent to the Borrower.

          (b) Section 2 of this Amendment and Consent shall become effective upon receipt by the Agent of (i) counterparts of this Amendment and Consent duly executed by the Borrower, the Required Lenders and the Agent, (ii) a Guarantee Assumption Agreement, substantially in the form of Exhibit B to this Amendment and Consent, executed and delivered by a duly authorized officer of Communications and pursuant to which Communications shall guarantee the payment and performance of the Obligations (as defined in the Subsidiaries Guarantee), (iii) a Subsidiaries Security Agreement Supplement, substantially in the form of Exhibit C to this Amendment and Consent, executed and delivered by a duly authorized officer of Communications and pursuant to which Communications shall grant a security interest in certain of its assets as collateral security for the Obligations (as defined in the Subsidiaries Guarantee), (iv) a Stock Pledge Agreement, substantially in the form of Exhibit D to this Amendment and Consent, executed and delivered by a duly authorized officer of the Borrower pursuant to which the Borrower shall pledge all of the Capital Stock of Communications as collateral security for the Obligations (as defined in the Borrower Security Agreement), (v) an acknowledgement from Communications executed and delivered by a duly authorized officer of Communications acknowledging the pledge described in the immediately preceding clause (iv) and in form and substance reasonably satisfactory to the Agent, (vi) stock certificates and undated stock powers with respect to the stock certificates representing all of the outstanding Capital Stock of Communications, (vii) a satisfactory legal opinion of counsel to the Borrower and the subsidiaries covering the applicable matters set forth in Exhibit A to this Amendment and Consent, (viii) such resolutions, incumbency certificates and legal opinions as are reasonably requested by the Agent with respect to the transfer of the Cellular Assets by the Borrower to Communications and the delivery of the documents described in this paragraph and the transactions contemplated thereby and (ix) evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on Form UCC-1, necessary or, in the reasonable opinion of the Agent, desirable to perfect the Liens created by the Security Documents shall have been completed (or, to the extent that any such filings, recordings, registrations and other actions shall not have been completed, arrangements reasonably satisfactory to the Agent for the completion thereof shall have been made).

          8. Continuing Effect; No Other Amendments. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and the consent provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment and Consent).

          9. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment and Consent, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          10. Counterparts. This Amendment and Consent may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          11.  GOVERNING LAW.  THIS AMENDMENT AND CONSENT SHALL
BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              AUDIOVOX CORPORATION


                              By:s/Charles M. Stoehr
                                  Name:  Charles M. Stoehr
                                  Title: Sr. Vice Pres. & CFO


                              THE CHASE MANHATTAN BANK,
                                 as Agent and as a Lender


                              By:s/Roland Driscoll
                                 Name:  Roland Driscoll
                                 Title: Vice President


                              FLEET BANK, N.A., as a Lender


                              By:s/William Ewing
                                 Name:  William Ewing
                                 Title: Vice President


                              THE FIRST NATIONAL BANK OF BOSTON,
                              as a Lender


                              By:s/Brent E. Shay
                                 Name:  Brent E. Shay
                                 Title: Director


                              EUROPEAN AMERICAN BANK,
                                as a Lender


                              By:s/Stuart N. Berman
                                 Name:  Stuart N. Berman
                                 Title: Vice President

ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (the "Guarantee"), made by each of such corporations in favor of the Collateral Agent and (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee and the Security Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) and the Secured Obligations (as defined in the Security Agreement), as the case may be, pursuant to the terms of the Guarantee or the Security Agreement, as the case may be. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment and Consent to which this Acknowledgement and Consent is attached.


                                   QUINTEX COMMUNICATIONS CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   QUINTEX MOBILE COMMUNICATIONS CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   HERMES TELECOMMUNICATIONS INC.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Secretary/Treasurer


                                   LENEX CORPORATION


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Secretary/Treasurer


                                   AMERICAN RADIO CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   AUDIOVOX INTERNATIONAL CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Sr. Vice President


                                   AUDIOVOX HOLDING CORP.


                                   By:s/Chris Lazarides
                                       Name:  Chris Lazarides
                                       Title: President


                                   AUDIOVOX CANADA LIMITED


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   AUDIOVOX ASIA INC.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   AUDIOVOX LATIN AMERICA LTD.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President
                                   Dated as of July 29, 1996SCHEDULE A
                                  TO FOURTH AMENDMENT AND CONSENT

                                                       SCHEDULE I


                           COMMITMENTS
                                                               Commitment
          Lender                                 Commitment      Percentage

The Chase Manhattan Bank                         $30,000,000       40.00%

Fleet Bank, N.A.                                 $20,000,000       26.67%

European American Bank                           $10,000,000       13.33%

The First National Bank of Boston                $15,000,000       20.00%

     Total                                       $75,000,000      100.00%

                                                       SCHEDULE B
                                  TO FOURTH AMENDMENT AND CONSENT


                                                 Repaid       Advanced
          Lender                                  Amount        Amount

The Chase Manhattan Bank                                       $3,159,000

Fleet Bank, N.A.                                               $2,106,264

European American Bank                                         $1,052,736

The First National Bank of Boston                              $1,579,500

     Total                                                     $7,897,500

                                                        EXHIBIT A
                                  TO FOURTH AMENDMENT AND CONSENT

                 [FORM OF OPINION OF COUNSEL TO
                THE BORROWER AND ITS SUBSIDIARIES]

          1. The Borrower and each Domestic Subsidiary (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (b) has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged.

          2. The Borrower has the corporate power and authority to execute and deliver the Fourth Amendment, the Notes and the Stock Pledge Agreement and perform its obligations under the Fourth Amendment, the Credit Agreement, the Notes, and the Stock Pledge Agreement and to borrow under the Credit Agreement and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of the Credit Agreement and the Notes and to authorize the execution, delivery and performance of the Fourth Amendment, the Credit Agreement, the Notes and the Stock Pledge Agreement.

          3. The Fourth Amendment, the Credit Agreement, the Notes and the Stock Pledge Agreement (i) have been duly executed and delivered on behalf of the Borrower, and (ii) constitute legal, valid and binding obligations of Borrower enforceable against the Borrower in accordance with their respective terms except as affected by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity.

          4. Each Domestic Subsidiary has the corporate power and authority to execute, deliver and perform and has taken all necessary corporate action to authorize the execution, delivery and performance of the Acknowledgement and Consent attached to the Fourth Amendment. Communications has the corporate power and authority to execute, deliver and perform and has taken all necessary corporate action to authorize the execution, delivery and performance of the Guarantee Assumption Agreement, the Subsidiaries Guarantee, the Subsidiaries Securities Agreement Supplement and the Subsidiaries Security Agreement. The Guarantee Assumption Agreement, the Subsidiaries Guarantee, the Subsidiaries Security Agreement Supplement and the Subsidiaries Security Agreement (i) have been duly executed and delivered on behalf of Communications and (ii) constitute the legal, valid and binding obligations of Communications enforceable against Communications in accordance with their respective terms except as affected by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity.

          5. No consent or authorization of, or other act by or in respect of any Federal, or New York or Delaware state, governmental authority or any other Person is or will be required in connection with the borrowings under the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Fourth Amendment, the Credit Agreement, the Notes, the Stock Pledge Agreement, the Guarantee Assumption Agreement or the Subsidiaries Security Agreement Supplement except for filings necessary to perfect security interests created by the Security Documents and consents and filings which have been obtained or made, as the case may be, and which are in full force and effect.

          6. The execution, delivery and performance of the Fourth Amendment, the Credit Agreement, the Notes, the Stock Pledge Agreement, the Guarantee Assumption Agreement and the Subsidiaries Security Agreement Supplement, the borrowings under the Credit Agreement and the use of the proceeds thereof (a) do not violate applicable Federal laws, New York laws or Delaware corporate statutory laws or regulations or breach or result in a default under or conflict with any existing Contractual Obligation of the Borrower or any Domestic Subsidiary and (b) do not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such laws or any such obligations.

          7. The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                                                       EXHIBIT B
                                  TO FOURTH AMENDMENT AND CONSENT

                             [FORM OF
                 GUARANTEE ASSUMPTION AGREEMENT]

          GUARANTEE ASSUMPTION AGREEMENT, dated as of July __, 1996, made by AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation (the "Additional Guarantor"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the several banks and other financial institutions (collectively, the "Lenders"; individually, a "Lender") from time to time parties to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Audiovox Corporation, a Delaware corporation (the "Borrower"), the Lenders and The Chase Manhattan Bank, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                      W I T N E S S E T H :


           WHEREAS, in connection with the Credit Agreement, certain Subsidiaries of the Borrower entered into a Second
Amended and Restated Subsidiaries Guarantee, dated as of March
15, 1994 (the "Subsidiaries Guarantee");

          WHEREAS, the Borrower and the Additional Guarantor have requested that the Lenders and the Agent agree to consent to the transfer by the Borrower of the assets used in its cellular communications business (the "Cellular Assets") to the Additional Guarantor pursuant to the Fourth Amendment and Consent, dated as of July 29, 1996 (the "Fourth Amendment and Consent"), to the Credit Agreement; and

          WHEREAS, it is a condition precedent to the effectiveness of the consent to the transfer of the Cellular
Assets to the Additional Guarantor that the Additional Guarantor shall have executed and delivered this Guarantee Assumption
Agreement;

          NOW, THEREFORE, the Additional Guarantor hereby agrees to become a "Guarantor" for all purposes of the Subsidiaries Guarantee and, as such, shall be subject to and bound by the terms and conditions thereof. Without limiting the generality of the foregoing, the Additional Guarantor hereby jointly and severally with the other Guarantors, guarantees to each Lender and the Agent and their respective successors, indorsees, transferees and assigns the prompt and complete payment and performance by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Obligations in the same manner and to the same extent as is provided in Section 2 of the Subsidiaries Guarantee. The undersigned further agrees to be bound by all of the provisions of the Subsidiaries Guarantee applicable to a Guarantor thereunder and agrees that it shall become a Guarantor for all purposes of the Subsidiaries Guarantee to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned as of the date hereof. Terms defined in the Subsidiaries Guarantee shall have their defined meanings when used herein.

          IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantee Assumption Agreement to be duly executed and delivered as of the day and year first above written.


                                   AUDIOVOX COMMUNICATIONS CORP.



                                   By:s/Charles M. Stoehr
                                     Name:  Charles M. Stoehr
                                     Title: Secretary

                                   Address for Notices:


                                   Attention:
                                   Telecopier:



Accepted and agreed:

THE CHASE MANHATTAN BANK,
 as Agent


By:s/Roland Driscoll
    Name:  Roland Driscoll
    Title:  Vice President


QUINTEX COMMUNICATIONS CORP.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President


QUINTEX MOBILE COMMUNICATIONS CORP.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President


HERMES TELECOMMUNICATIONS INC.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Secretary/Treasurer


LENEX CORPORATION


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Secretary/Treasurer


AMERICAN RADIO CORP.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President


AUDIOVOX INTERNATIONAL CORP.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Senior Vice President


AUDIOVOX HOLDING CORP.


By:s/Chris Lazarides
    Name:  Chris Lazarides
    Title: President

AUDIOVOX CANADA LIMITED


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President

AUDIOVOX ASIA INC.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President


AUDIOVOX LATIN AMERICA LTD.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President

                                                       EXHIBIT C
                                  TO FOURTH AMENDMENT AND CONSENT

                             [FORM OF
           SUBSIDIARIES SECURITY AGREEMENT SUPPLEMENT]

          SUBSIDIARIES SECURITY AGREEMENT SUPPLEMENT, dated as of July __, 1996, made by AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation (the "Additional Subsidiary"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the several banks and other financial institutions (collectively, the "Lenders"; individually, a "Lender") from time to time parties to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Audiovox Corporation, a Delaware corporation (the "Borrower"), the Lenders, and The Chase Manhattan Bank, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                      W I T N E S S E T H :

           WHEREAS, in connection with the Credit Agreement, certain Subsidiaries of the Borrower are parties to that certain Amended and Restated Subsidiaries Security Agreement, dated as of March 15, 1994 (the "Subsidiaries Security Agreement"), made by such Subsidiaries in favor of the Collateral Agent, pursuant to which the Subsidiaries granted a security interest in certain of their respective assets as collateral security for, among other things, their respective obligations to the Lenders under the Guarantee (as defined in the Subsidiaries Security Agreement);

          WHEREAS, the Borrower and the Additional Subsidiary have requested that the Lenders and the Agent agree to consent to the transfer by the Borrower of the assets used in its cellular communications business (the "Cellular Assets") to the Additional Subsidiary pursuant to the Fourth Amendment and Consent, dated as of July 29, 1996 (the "Fourth Amendment and Consent"), to the Credit Agreement;

          WHEREAS, it is a condition precedent to the effectiveness of the consent to the transfer of the Cellular Assets to the Additional Subsidiary that the Additional Subsidiary become a "Guarantor" under the Guarantee (as defined in the Subsidiaries Security Agreement) and, in satisfaction of such condition, the Additional Subsidiary is executing and delivering a Guarantee Assumption Agreement, dated as of July __, 1996, in respect of such Guarantee; and

          WHEREAS, it is also a condition precedent to the effectiveness of the consent to the transfer of the Cellular Assets to the Additional Subsidiary that the Additional Subsidiary shall have executed and delivered this Subsidiaries Security Agreement Supplement pursuant to which the Additional Subsidiary shall grant a security interest in certain of its assets as collateral security for its obligations under the Guarantee (as defined in the Subsidiaries Security Agreement);

          NOW, THEREFORE, in consideration of the premises contained herein and to induce the Lenders to enter into the Fourth Amendment and Consent and to make their loans and other extensions of credit under the Credit Agreement, the Additional Subsidiary hereby agrees with the Collateral Agent, for the benefit of the Lenders, as follows:

          1. The Additional Subsidiary agrees to become a "Subsidiary" for all purposes of the Subsidiaries Security Agreement and, as such, shall be subject to and bound by the terms and conditions thereof. Without limiting the generality of the foregoing, the Additional Subsidiary hereby grants to the Collateral Agent, for the benefit of the Lenders, a security interest in all of the property now owned or at any time hereafter acquired by it or in which it now has or at any time in the future may acquire any right, title or interest, in the same manner and to the same extent as is provided in Section 2 of the Subsidiaries Security Agreement.

          2.   Schedules 1, 2 and 3 to the Subsidiaries Security
Agreement are hereby amended by adding at the end of each thereof, the information contained in Schedules 1, 2 and 3 to this Subsidiaries Security Agreement Supplement, respectively.

          3. The undersigned further agrees to be bound by all of the provisions of the Subsidiaries Security Agreement applicable to a Subsidiary thereunder and agrees that it shall become a Subsidiary, for all purposes of the Subsidiaries Security Agreement to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned as of the date hereof. Without limiting the foregoing, the Additional Subsidiary hereby represents and warrants that (a) the security interests granted by the Additional Subsidiary pursuant to this Subsidiaries Security Agreement Supplement and the Subsidiaries Security Agreement, upon completion of the filings and other actions specified on Schedule 1 attached hereto, will constitute perfected security interests on the Subsidiaries Collateral of the Additional Subsidiary in favor of the Collateral Agent, for the ratable benefit of the Lenders, which are prior to all other Liens on such Subsidiaries Collateral in existence on the date hereof except for Liens permitted to exist pursuant to the Credit Agreement and are enforceable as such against all creditors of and purchasers from the Additional Subsidiary (except purchasers of Inventory in the ordinary course of business), except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, (b) such Additional Subsidiary's chief executive office and chief place of business is located at the address listed in Schedule 2 hereto and (c) all of its Inventory is located at the locations listed in Schedule 3 hereto. Terms defined in the Subsidiaries Security Agreement shall have their defined meanings when used herein.

          IN WITNESS WHEREOF, the Additional Subsidiary has caused this Subsidiaries Security Agreement Supplement to be duly executed and delivered as of the date first above written.

                                   AUDIOVOX COMMUNICATIONS CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Secretary
                                   Accepted and agreed:

THE CHASE MANHATTAN BANK,
 as Agent


By:s/Roland F. Driscoll
    Name: Roland F. Driscoll
    Title: Vice President

QUINTEX COMMUNICATIONS CORP.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President

QUINTEX MOBILE COMMUNICATIONS CORP.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President

HERMES TELECOMMUNICATIONS INC.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Secretary/Treasurer

LENEX CORPORATION


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Secretary/Treasurer

AMERICAN RADIO CORP.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President

AUDIOVOX INTERNATIONAL CORP.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Sr. Vice President

AUDIOVOX HOLDING CORP.


By:s/Chris Lazarides
    Name:  Chris Lazarides
    Title: President

AUDIOVOX CANADA LIMITED


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President

AUDIOVOX ASIA INC.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President

AUDIOVOX LATIN AMERICA LTD.


By:s/Charles M. Stoehr
    Name:  Charles M. Stoehr
    Title: Vice President

                                                  Schedule 1 to
                       Subsidiaries Security Agreement Supplement


                     UCC FILING JURISDICTIONS

Audiovox Communications Corp.

                                                    Schedule 2 to
                       Subsidiaries Security Agreement Supplement


                    CHIEF EXECUTIVE OFFICES OF
                         THE SUBSIDIARIES

 NAME OF            CHIEF EXECUTIVE          CHIEF PLACE
SUBSIDIARY              OFFICE               OF BUSINESS

Audiovox
  Communications
  Corp.

                                                    Schedule 3 to
                       Subsidiaries Security Agreement Supplement


                      LOCATIONS OF INVENTORY

NAME OF SUBSIDIARY                           LOCATION

Audiovox Communications Corp.

                                                       EXHIBIT D
                                  TO FOURTH AMENDMENT AND CONSENT

                             [FORM OF
                     STOCK PLEDGE AGREEMENT]

          STOCK PLEDGE AGREEMENT, dated as of July __, 1996, made by AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), in favor of THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the several banks and other financial institutions (collectively, the "Lenders"; individually, a "Lender") from time to time parties to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and The Chase Manhattan Bank, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                       W I T N E S S E T H:

          WHEREAS, the Borrower owns all of the issued and outstanding shares of Pledged Stock (as hereinafter defined) issued by the Issuer (as hereinafter defined);

          WHEREAS, the Borrower and the Issuer have requested that the Lenders and the Agent agree to consent to the transfer by the Borrower of the assets used in its cellular communications business (the "Cellular Assets") to the Issuer pursuant to the Fourth Amendment and Consent, dated as of July 29, 1996 (the "Fourth Amendment and Consent"), to the Credit Agreement;

          WHEREAS, it is a condition precedent to the effectiveness of the Fourth Amendment and Consent that the Borrower shall have executed and delivered this Stock Pledge
Agreement;

          NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Fourth Amendment and Consent and to induce the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, the Borrower hereby agrees with the Collateral Agent, for the benefit of the Lenders, as follows:

          1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement (and in the recitals hereto) and used herein shall have the meanings given to them in the Credit Agreement.

          (b) The following terms shall have the following meanings:

          "Agreement": this Stock Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

          "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral": the Pledged Stock and all Proceeds thereof.

          "Collateral Account": any account established to hold money Proceeds, maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Lenders only as provided in Section 9(a).

          "Issuer": Audiovox Communications Corp., a Delaware corporation.

          "Obligations": the collective reference to the unpaid principal of and interest on the Loans and the Notes and all other obligations and liabilities of the Borrower to the Agent, the Collateral Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, any Letter of Credit, any Acceptance, this Agreement, the other Loan Documents, any Foreign Exchange Contract or interest rate agreement entered into with any Lender, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent, the Collateral Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document).

          "Pledged Stock":  the shares of Capital Stock listed on
     Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Borrower in respect of the Pledged Stock while this Agreement is in effect.

          "Proceeds":  all "proceeds" as such term is defined in
     Section 9-306(1) of the Code in effect on the date hereof of the Pledged Stock and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

          "Securities Act": the Securities Act of 1933, as amended.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Pledge; Grant of Security Interest. The Borrower hereby delivers to the Collateral Agent, for the benefit of the Lenders, all the Pledged Stock and hereby grants to the Collateral Agent, for the benefit of the Lenders, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          3. Stock Powers. Concurrently with the delivery to the Collateral Agent of each certificate representing one or more shares of Pledged Stock, the Borrower shall deliver an undated stock power covering such certificate, duly executed in blank by the Borrower with, if the Collateral Agent so requests, signature guaranteed.

          4. Representations and Warranties. The Borrower represents and warrants that:

          (a) The Borrower has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

          (b) This Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, and upon delivery to the Collateral Agent of the stock certificates evidencing the Pledged Stock, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Borrower and any Persons purporting to purchase any Collateral from the Borrower, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Borrower and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Borrower pursuant to any Requirement of Law or Contractual Obligation of the Borrower, except the security interest created by this Agreement.

          (d) Except for such consents as have been obtained and are in full force and effect, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Borrower), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

          (f) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (g) The Borrower is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interests created by this Agreement.

          5. Covenants. The Borrower covenants and agrees with the Collateral Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

          (a) If the Borrower shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Borrower shall accept the same as the agent of the Collateral Agent and the Lenders, hold the same in trust for the Collateral Agent and the Lenders and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by the Borrower to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Borrower, the Borrower shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Borrower, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Collateral Agent, the Borrower will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the right or ability of the Borrower or the Collateral Agent to sell, assign or transfer any of the Collateral.

          (c) The Borrower shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

          (d) The Borrower shall pay, and save the Collateral Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Borrower of the Collateral Agent's intent to exercise its corresponding rights pursuant to
Section 7 or 8 below, the Borrower shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer and consistent with past practice in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, any Notes, this Agreement or any other Loan Document.

          7.  Rights of the Lenders and the Collateral Agent.
(a) All money Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Collateral Agent in a Collateral Account (or by the Borrower in trust for the Collateral Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied by the Collateral Agent to the payment thereof pursuant to Section 8(a).

          (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the Borrower, (i) the Collateral Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in accordance with Section 8(a) and (ii) all shares of the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise, (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Borrower or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          8. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election, the Collateral Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Collateral Agent shall determine.

          (b) If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent shall determine, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Collateral Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          (c) The Borrower waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any other Lender to collect such deficiency.

          9. Registration Rights; Private Sales. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8(b) hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Borrower will use its best efforts to cause the Issuer to (i) execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower agrees to use its best efforts to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Borrower recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

          (c) The Borrower further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Borrower further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

          10. Irrevocable Authorization and Instruction to Issuer. The Borrower hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower, and the Borrower agrees that the Issuer shall be fully protected in so complying.

          11.  Collateral Agent's Appointment as Attorney-in-Fact.
  (a) The Borrower hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

          (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          12. Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, except that the Collateral Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Collateral Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          13.  Execution of Financing Statements.  Pursuant to
Section 9-402 of the Code, the Borrower authorizes the Collateral Agent to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent and the Lenders under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          14. Authority of Collateral Agent. The Borrower acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Lenders, be governed by such agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Borrower, the Collateral Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Borrower nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          15. Notices. Notices may be given by hand, by telecopy, or by nationally recognized overnight courier service, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement and shall be effective (a) when delivered by hand, (b) in the case of a nationally recognized overnight courier service, one Business Day after delivery to such courier service, and (c) in the case of telecopy notice when received. The Borrower may change its address and transmission number by written notice to the Collateral Agent, and the Collateral Agent or any Lender may change its address and transmission number by written notice to the Borrower and, in the case of a Lender, to the Collateral Agent.

          16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          17.   Amendments in Writing; No Waiver; Cumulative
Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Collateral Agent.

          (b) Neither the Collateral Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          18. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          19. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Collateral Agent and the Lenders and their successors and assigns.

          20. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                              AUDIOVOX CORPORATION



                              By:s/Charles M. Stoehr
                                  Name:  Charles M. Stoehr
                                  Title: Sr. Vice Pres.& CFO

                              ACKNOWLEDGEMENT AND CONSENT


          The undersigned hereby acknowledges receipt of a copy of the Stock Pledge Agreement, dated as of July __, 1996 (as the same may be amended, supplemented, waived or otherwise modified from time to time, the "Pledge Agreement"), made by Audiovox Corporation, a Delaware corporation (the "Borrower"), in favor of The Chase Manhattan Bank, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the several banks and other financial institutions (collectively, the "Lenders"; individually, a "Lender") from time to time parties to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and The Chase Manhattan Bank, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent"). The undersigned agrees for the benefit of the Agent and the Lenders as follows:

          1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

          2. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in
     Section 5(a) of the Pledge Agreement.

          3. The terms of Section 9(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.



                              AUDIOVOX COMMUNICATIONS CORP.


                              By:s/Charles M. Stoehr

                              Title:Sr. Vice Pres. & CFO

                                                       SCHEDULE 1
                                              TO PLEDGE AGREEMENT

                   DESCRIPTION OF PLEDGED STOCK

                                           Stock
                         Class of       Certificate       No. of
Issuer                    Stock*            No.           Shares

Audiovox Communications
  Corp.                                     1               10































     *Stock is assumed to be common stock unless otherwise indicated.